                                                       UNITED STATES
                                            SECURITIES AND EXCHANGE COMMISSION
                                                  Washington, D.C. 20549

                                                         FORM 8-K

                                                      CURRENT REPORT
                                            Pursuant to Section 13 OR 15(d) of
                                            The Securities Exchange Act of 1934

                                     Date of Report (Date of earliest event reported)
                                                       July 25, 2008

                                           PHH MORTGAGE TRUST, SERIES 2008-CIM2
                                (Exact name of Issuing Entity as specified in its charter)

                                   CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.
                                   (Exact name of Depositor as specified in its charter)

                                                   CHIMERA INVESTMENT CORPORATION
                                    (Exact name of Sponsor as specified in its charter)

                                   CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.
                                  (Exact name of Registrant as specified in its charter)

               Delaware                                 333-132765-02                                 13-3460894
______________________________________       ______________________________________        ____________________________
    (State or other jurisdiction of               (Commission File Number)                          (IRS Employer
            incorporation)                                                                       Identification No.)

         Eleven Madison Avenue, New York, NY                                           10010
___________________________________________________               _____________________________________________
       (Address of principal executive office)                                      (Zip Code)

Registrant's telephone number, including area code:  (212) 325-2000.

                                                     N/A
_________________________________________________________________________________________________________________________
                                  (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                         Information to be Included in the Report

Section 8 - Other Events.

ITEM 8.01. Other Events.

On July 25, 2008,  Credit Suisse First Boston Mortgage  Acceptance  Corp.  caused the issuance and sale of the PHH Mortgage
Trust, Series 2008-CIM2,  Mortgaged-Backed  Notes,  Series 2008-CIM2,  pursuant to (i) Indenture dated as of July 25, 2008, among PHH Mortgage Trust,  Series 2008-CIM2,  HSBC Bank USA, National  Association,  as indenture trustee,  and Wells Fargo
Bank,  N.A., as securities  administrator  and (ii) certain of the  agreements  attached as exhibits  hereto and identified under Item 9.01(c) below.

Section 9 - Financial Statements and Exhibits

ITEM 9.01 (c). Exhibits.

(c)      Exhibits (executed copies):  The following execution copies of Exhibits to the Form S-3 Registration  Statement of
         the Registrant are hereby filed:

         4.1      Indenture dated as of July 25, 2008, among PHH Mortgage Trust, Series 2008-CIM2,  HSBC Bank USA, National
                  Association, as indenture trustee, and Wells Fargo Bank, N.A., as securities administrator.

         4.2      Sale and  Servicing  Agreement  dated as of July 1, 2008,  among  Credit  Suisse  First  Boston  Mortgage
                  Acceptance  Corp., as depositor,  Chimera  Investment  Corporation,  as seller,  HSBC Bank USA,  National
                  Association,   as  indenture  trustee,  Wells  Fargo  Bank,  N.A.,  as  master  servicer  and  securities administrator.

         10.1     Amended and  Restated  Trust  Agreement  dated as of July 25,  2008,  among  Credit  Suisse  First Boston
                  Mortgage Acceptance Corp., LaSalle National Trust Delaware,  as owner trustee and Wells Fargo Bank, N.A., as securities administrator.

         10.2     Assignment,  Assumption and  Recognition  Agreement  dated as of July 1, 2008,  among Chimera  Investment
                  Corporation,  as assignor,  Credit  Suisse First  Boston  Mortgage  Acceptance  Corp.,  as assignee,  PHH
                  Mortgage  Corporation,  as  servicer,  and Wells Fargo Bank,  N.A.,  as master  servicer  and  securities administrator.

         10.3     Mortgage Loan Flow Purchase, Sale and Servicing Agreement,  dated as of December 14, 2007, by and between
                  Chimera Investment  Corporation,  as purchaser and PHH Mortgage Corporation and Bishop's Gate Residential
                  Mortgage Trust, as sellers.

         10.4     Administration  Agreement  dated as of July 25, 2008,  among PHH Mortgage  Trust,  Series  2008-CIM2,  as issuer,  Credit Suisse First Boston Mortgage  Acceptance Corp., as depositor,  Wells Fargo Bank, N.A., as securities  administrator,  HSBC Bank USA,  National  Association,  as  indenture  trustee,  and  LaSalle
                  National Trust Delaware, as owner trustee.

         10.5     Custodial  Agreement dated as of July 1, 2008, among HSBC Bank USA,  National  Association,  as indenture trustee, Wells Fargo Bank, N.A., as custodian, and PHH Mortgage Corporation, as servicer.

         99.1     Mortgage Loan Tape.

                                                        SIGNATURES

         Pursuant to the  requirements of the Securities  Exchange Act of 1934, as amended,  the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 8, 2008

                                                     CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.

                                                     By:      /s/ Bruce Kaiserman
                                                              Name:  Bruce Kaiserman
                                                              Title:  Vice President

                                                       Exhibit Index

Exhibit Number             Description

  4.1             Indenture dated as of July 25, 2008, among PHH Mortgage Trust, Series 2008-CIM2,  HSBC Bank USA, National
                  Association, as indenture trustee, and Wells Fargo Bank, N.A., as securities administrator.

  4.2             Sale and  Servicing  Agreement  dated as of July 1, 2008,  among  Credit  Suisse  First  Boston  Mortgage
                  Acceptance  Corp., as depositor,  Chimera  Investment  Corporation,  as seller,  HSBC Bank USA,  National
                  Association,   as  indenture  trustee,  Wells  Fargo  Bank,  N.A.,  as  master  servicer  and  securities administrator.

  10.1            Amended and  Restated  Trust  Agreement  dated as of July 25,  2008,  among  Credit  Suisse  First Boston
                  Mortgage Acceptance Corp., LaSalle National Trust Delaware,  as owner trustee and Wells Fargo Bank, N.A., as securities administrator.

  10.2            Assignment,  Assumption and  Recognition  Agreement  dated as of July 1, 2008,  among Chimera  Investment
                  Corporation,  as assignor,  Credit  Suisse First  Boston  Mortgage  Acceptance  Corp.,  as assignee,  PHH
                  Mortgage  Corporation,  as  servicer,  and Wells Fargo Bank,  N.A.,  as master  servicer  and  securities administrator.

  10.3            Mortgage Loan Flow Purchase, Sale and Servicing Agreement,  dated as of December 14, 2007, by and between
                  Chimera Investment  Corporation,  as purchaser and PHH Mortgage Corporation and Bishop's Gate Residential
                  Mortgage Trust, as sellers.

  10.4            Administration  Agreement  dated as of July 25, 2008,  among PHH Mortgage  Trust,  Series  2008-CIM2,  as issuer,  Credit Suisse First Boston Mortgage  Acceptance Corp., as depositor,  Wells Fargo Bank, N.A., as securities  administrator,  HSBC Bank USA,  National  Association,  as  indenture  trustee,  and  LaSalle
                  National Trust Delaware, as owner trustee.

  10.5            Custodial  Agreement dated as of July 1, 2008, among HSBC Bank USA,  National  Association,  as indenture trustee, Wells Fargo Bank, N.A., as custodian, and PHH Mortgage Corporation, as servicer.

  99.1            Mortgage Loan Tape.